FDP SERIES, INC.

MFS Research International FDP Fund

Marsico Growth FDP Fund

Invesco Value FDP Fund

Franklin Templeton Total Return FDP Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 15, 2015 to

the Summary Prospectus, Prospectus and Statement of Additional Information of each Fund, each dated September 29, 2014

The Board of Directors (the “Board”) of FDP Series, Inc. (the “Corporation”) recently approved a replacement of the subadviser of the Marsico Growth FDP Fund (the “Growth Fund”) from Marsico Capital Management, LLC to Janus Capital Management LLC (“Janus”), subject to approval of the Growth Fund’s shareholders. In connection with such pending replacement, the Board approved a change in the name of the Growth Fund as set out below, certain changes to the Fund’s principal investment strategies and investment process, and changes to the Fund’s portfolio managers and benchmark index. All of these changes are contingent upon the approval by Growth Fund shareholders of Janus as subadviser to the Fund.

The Board also recently approved the use of a manager of managers structure for each Fund, subject to approval of the Fund’s shareholders. Under the manager of managers structure, BlackRock Advisors, LLC (“BlackRock”), each Fund’s investment adviser, will be able to hire and replace subadvisers and materially amend subadvisory agreements for a Fund, subject to the prior approval of the Board, but without shareholder approval. In connection with each Fund’s pending use of the manager of managers structure (together with the approval of Janus as the Growth Fund’s new subadviser), the Board approved a change in the name of each Fund, as follows:

Current Fund Name	New Fund Name
MFS Research International FDP Fund	FDP BlackRock MFS Research International Fund
Marsico Growth FDP Fund	FDP BlackRock Janus Growth Fund
Invesco Value FDP Fund	FDP BlackRock Invesco Value Fund
Franklin Templeton Total Return FDP Fund	FDP BlackRock Franklin Templeton Total Return Fund

The Board has called a joint special meeting of shareholders (the “Meeting”) of the Funds for the purpose of considering and voting on: (1) a new subadvisory agreement between BlackRock and Janus with respect to the Growth Fund (the “Subadvisory Agreement”); and (2) the use of a manager of managers structure. If the Subadvisory Agreement is approved by shareholders of the Growth Fund, Janus will begin serving as subadviser of the Growth Fund, and the changes to the Growth Fund’s name, its principal investment strategies and investment process, and its portfolio managers and benchmark index, would take effect as soon as reasonably practicable after the Meeting. If shareholders of a Fund approve that Fund’s use of the manager of managers structure, that Fund’s reliance on the manager of managers structure and the change to the Fund’s name, would take effect immediately following the Meeting.

Effective as soon as reasonably practicable following Growth Fund shareholder approval of the Subadvisory Agreement, the following changes are made to the Growth Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as applicable.

Change in Growth Fund’s Name

The Marsico Growth FDP Fund is renamed FDP BlackRock Janus Growth Fund. References to the “Marsico Fund” are replaced with “Janus Fund.”

Change in the Growth Fund’s Strategies and Risks

The section of the Summary Prospectus entitled “Key Facts About Marsico Growth FDP Fund—Principal Investment Strategies of the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About Marsico Growth FDP Fund—Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund pursues its investment objective by investing primarily in common stocks of U.S. companies that have potential for growth. The Fund may invest in companies of all market capitalizations, from larger, well-established companies to smaller, emerging growth companies.

The Fund’s investment process is based on fundamental analysis and focuses on “bottom up” research, quantitative modeling, and valuation analysis. When selecting investments for the Fund, Fund management compares the appreciation and risk potential of each potential investment and constructs a portfolio that is intended to maximize the best risk-reward opportunities. It is expected that the Fund will be broadly diversified among a variety of industry sectors.

Portfolio holdings may be sold, among other reasons, if a security has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

The section of the Summary Prospectus entitled “Key Facts About Marsico Growth FDP Fund—Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About Marsico Growth FDP Fund—Principal Risks of Investing in the Fund” are amended to delete “Depositary Receipts Risk,” “Foreign Securities Risk” and “High Portfolio Turnover Risk” and to add the following as a principal risk:

Small and Mid-Capitalization Company Risk—Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The subsections entitled “Investment Process” and “Principal Investment Strategies” under the section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Marsico Growth FDP Fund” are deleted in their entirety and replaced with the following:

Investment Process

Janus Capital Management LLC’s (“Janus”) equity research analysts, overseen by the Portfolio Oversight Team led by Janus’ Director of Research Carmel Wellso (the “Research Team”), select investments for the Fund that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team emphasizes investments in securities of U.S.-based issuers.

Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

Ms. Wellso oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common stocks of U.S. companies that have potential for growth. The Fund may invest in companies of all market capitalizations, from larger, well-established companies to smaller, emerging growth companies.

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Marsico Fund Other Strategies” is amended to delete “Debt Securities,” “High Yield Bonds,” “Initial Public Offerings” and “Small-/Mid-Cap Securities” and to add the following:

Depositary Receipts—The Janus Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored depositary receipts.

Foreign Securities—The Janus Fund may invest in foreign securities. The portfolio managers and/or investment personnel seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Janus Fund may invest, and the Janus Fund may at times have significant foreign exposure, including exposure to emerging markets.

Master Limited Partnerships—The Janus Fund may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships. MLPs generally have two classes of owners, the general partner and limited partners. If investing in an MLP, the Janus Fund intends to purchase publicly traded common units issued to limited partners of the MLP. Limited partners have a limited role in the operations and management of the MLP.

Portfolio Turnover—In general, the Janus Fund intends to purchase securities for long-term investment, although, to a limited extent, the Janus Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Janus Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Janus Fund (including due to shareholder purchases and redemptions), the nature of the Janus Fund’s investments, and the investment style of the portfolio manager and/or investment personnel. Changes are normally made in the Janus Fund’s portfolio whenever the portfolio manager and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Janus Fund’s performance.

Rights—The Janus Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

Special Situations—The Janus Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Janus Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure.

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Risks” is amended to reflect that each of “Mid Cap Securities Risk” and “Small Cap Securities Risk” is a principal risk for the Growth Fund, to reflect that each of “Depositary Receipts Risk,” “Foreign Securities Risk” and “High Portfolio Turnover Risk” is an other risk for the Growth Fund, to reflect that each of “Debt Securities Risk,” “Junk Bonds Risk” and “New Issues Risk” is not a risk for the Growth Fund and to add the following risks as other risks for the Growth Fund:

Master Limited Partnerships Risk (Janus Fund)—The common units of an MLP are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Rights Risk (Janus Fund)—The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Special Situations Risk (Janus Fund)—Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

The section of the Statement of Additional Information entitled “Investment Objectives and Policies—Marsico Growth FDP Fund” is deleted in its entirety and replaced with the following:

The investment objective of the Janus Fund is long term growth of capital. This is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval, upon prior notice to shareholders.

The Fund seeks to achieve this investment objective by investing primarily in common stocks of U.S. companies that have potential for growth. The Fund may invest in companies of all market capitalizations, from larger, well-established companies to smaller, emerging growth companies.

Janus Capital Management LLC’s (“Janus”) equity research analysts, overseen by the Portfolio Oversight Team led by Janus’ Director of Research Carmel Wellso (the “Research Team”), select investments for the Fund that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team emphasizes investments in securities of U.S.-based issuers.

Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

Ms. Wellso oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.

As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

Change in the Growth Fund’s Performance Information and Benchmarks

The section of the Summary Prospectus entitled “Key Facts About Marsico Growth FDP Fund—Performance Information” and the section of the Prospectus entitled “Fund Overview—Key Facts About Marsico Growth FDP Fund—Performance Information” are amended to reflect that the Standard and Poor’s 500 Index has been replaced with the Russell 1000 Growth Index.

Change in the Growth Fund’s Subadviser and Portfolio Management Team

The section of the Summary Prospectus entitled “Key Facts About Marsico Growth FDP Fund—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About Marsico Growth FDP Fund—Investment Manager” is amended to replace the reference to “Marsico Capital Management, LLC” with “Janus Capital Management LLC.”

The section of the Summary Prospectus entitled “Key Facts About Marsico Growth FDP Fund—Portfolio Managers” and the section of the Prospectus entitled “Fund Overview—Key Facts About Marsico Growth FDP Fund—Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Carmel Wellso	2015	Director of Research and Portfolio Manager

The Fund is managed by a team of investment professionals. Carmel Wellso is the portfolio manager and is responsible for the day-to-day management of the Fund. Ms. Wellso provides general oversight of a research team.

The section of the Prospectus entitled “Details About the Funds—How Each Fund Invests—About the Portfolio Management of the Marsico Fund” is deleted in its entirety and replaced with the following:

The Janus Fund is managed by a team of financial professionals. Carmel Wellso is the lead portfolio manager primarily responsible for the day-to-day management of the Fund. Ms. Wellso provides general oversight of the Research Team. Please see “Management of the Funds—Portfolio Manager Information” for additional information about the portfolio manager.

The paragraph entitled “Marsico Capital Management, LLC (“Marsico”)” in the section of the Prospectus entitled “Management of the Funds—The Sub-Advisers” is deleted in its entirety and replaced with the following:

Janus Capital Management LLC (“Janus”) is the sub-adviser to the Janus Fund and is responsible for the day-to-day management of the Janus Fund’s portfolio. Janus is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly-traded company with principal operations in financial asset management businesses. As of March 31, 2015, Janus had approximately $127 billion in assets under management and Janus Capital Group Inc. had approximately $189.7 billion in assets under management. With respect to the Janus Fund, Janus receives a fee at the annual rate of 0.40% of the first $200 million of the Fund’s average daily net assets; and 0.35% of such assets over $200 million.

The third paragraph and accompanying table in the section of the Prospectus entitled “Management of the Funds—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Janus Fund is managed by a team of investment professionals. Carmel Wellso is the portfolio manager and is responsible for the day-to-day management of the Fund.

Portfolio Manager/Investment Personnel	Primary Role	Since	Title and Recent Biography
Carmel Wellso	Responsible for the day-to-day management of the Fund’s portfolio and provides general oversight of the Research Team.	2015	Director of Research and Portfolio Manager; Joined Janus in 2008.

The second paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements—Organization of the Sub-Advisers” is deleted in its entirety and replaced with the following:

Janus Capital Management LLC (“Janus”) is the sub-adviser to the Janus Fund and is responsible for the day-to-day management of the Janus Fund’s portfolio. Janus is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly-traded company with principal operations in financial asset management businesses. As of March 31, 2015, Janus had approximately $127 billion in assets under management and Janus Capital Group Inc. had approximately $189.7 billion in assets under management. With respect to the Janus Fund, Janus receives a fee at the annual rate of 0.40% of the first $200 million of the Fund’s average daily net assets; and 0.35% of such assets over $200 million.

Contractual Advisory Fee Waiver with respect to the Growth Fund

The section of the Prospectus entitled “Management of the Funds—BlackRock” is amended to add the following:

For the Janus Fund, BlackRock has agreed to contractually waive its management fee payable by the Janus Fund in an amount equal to 0.05% of the Janus Fund’s average daily net assets over $200 million. This contractual waiver agreement will be in effect for the period that the contractual breakpoints set forth in the sub-advisory agreement between Blackrock and Janus (as described below) are in effect, unless earlier terminated by BlackRock or the Board.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements—Marsico Growth FDP Fund” is amended to add the following:

For the Janus Fund, BlackRock has agreed to contractually waive its management fee payable by the Fund in an amount equal to 0.05% of the Fund’s average daily net assets over $200 million. This contractual waiver agreement will be in effect for the period that the contractual breakpoints set forth in the sub-advisory agreement between Blackrock and Janus (as described below), are in effect, unless earlier terminated by BlackRock or the Board.

Effective immediately following shareholder approval of the manager of managers structure, the following changes are made to the Prospectus and Statement of Additional Information with respect to the applicable Fund.

Change in each Fund’s Name

The MFS Research International FDP Fund is renamed FDP BlackRock MFS Research International Fund.

The Invesco Value FDP Fund is renamed FDP BlackRock Invesco Value Fund.

The Franklin Templeton Total Return FDP Fund is renamed FDP BlackRock Franklin Templeton Total Return Fund.

Use of a Manager of Managers Structure

The section of each Fund’s Summary Prospectus entitled “Key Facts About MFS Research International FDP Fund—Principal Investment Strategies of the Fund,” “Key Facts About Marsico Growth FDP Fund—Principal Investment Strategies of the Fund,” “Key Facts About Invesco Value FDP Fund—Principal Investment Strategies of the Fund” or “Key Facts About Franklin Templeton Total Return FDP Fund—Principal Investment Strategies of the Fund” and the section of each Fund’s Prospectus entitled “Fund Overview—Key Facts About MFS Research International FDP Fund—Principal Investment Strategies of the Fund,” “Fund Overview—Key Facts About Marsico Growth FDP—Principal Investment Strategies of the Fund,” “Fund Overview—Key Facts About Invesco Value FDP Fund—Principal Investment Strategies of the Fund” or “Fund Overview—Key Facts About Franklin Templeton Total Return FDP Fund—Principal Investment Strategies of the Fund” are amended to add the following to the end of each section:

BlackRock and the Fund have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits BlackRock, with respect to the Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions set forth in the SEC exemptive order.

The sections of the Prospectus entitled “Details About the Funds—How Each Fund Invests—Investment Process” are amended to add the following at the end of each section:

BlackRock and the Fund have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits BlackRock, with respect to the Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions set forth in the SEC exemptive order.

The section of the Prospectus entitled “Management of the Funds—BlackRock—Manager of Managers Structure” is deleted in its entirety and replaced with the following:

BlackRock and the Funds have obtained an exemptive order from the SEC that permits BlackRock, with respect to each Fund, to appoint and replace Covered Sub-Advisers (as defined below), and enter into, amend and terminate sub-advisory agreements with Covered Sub-Advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to each Fund is subject to certain conditions set forth in the SEC exemptive order. The term “Covered Sub-Advisers” means any sub-adviser that is (i) an indirect or direct wholly-owned subsidiary (within the meaning of the Investment Company Act) of BlackRock, (ii) a sister company of BlackRock that is an indirect or direct wholly-owned subsidiary (within the meaning of the Investment Company Act) of the same company that, indirectly or directly, wholly owns BlackRock or (iii) not an affiliated person (within the meaning of the Investment Company Act other than solely as a result of its service as a sub-adviser to a Fund) of a Fund or BlackRock. As of the date of this prospectus, all of the sub-advisers are Covered Sub-Advisers.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new sub-advisory agreement. The Manager of Managers Structure does not permit any new sub-advisory agreement or any amendment to any existing advisory agreement or sub-advisory agreement to directly or indirectly increase the aggregate investment advisory rate payable by any Fund, without shareholder approval. BlackRock has the ultimate responsibility, subject to oversight by the Board, to oversee the Funds’ sub-advisers and to recommend their hiring, termination and replacement. The exemptive order also permits the Funds to disclose (i) the aggregate fees paid to BlackRock and all wholly-owned Covered Sub-Advisers, (ii) the aggregate fees paid to non-affiliated sub-advisers and (iii) the fee paid to each other affiliated sub-adviser in the SAI, in lieu of disclosing the fees paid to each sub-adviser. If a new Covered Sub-Adviser is retained or a sub-advisory agreement with a Covered Sub-Adviser is materially amended, the affected Fund’s prospectus and SAI will be supplemented promptly. If new Covered Sub-Advisers are hired, the affected Fund will inform shareholders of the hiring within 90 days after the hiring and provide shareholders with certain information regarding the new Covered Sub-Adviser.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is amended to add the following:

Manager of Managers Structure

Subject to the ultimate responsibility of the Board, BlackRock has the responsibility to oversee the Funds’ Sub-Advisers and to recommend their hiring, termination and replacement. BlackRock and the Funds have obtained an exemptive order from the SEC that permits BlackRock, with respect to each Fund, to appoint and replace Sub-Advisers, and enter into, amend and terminate sub-advisory agreements with Sub-Advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of

Managers Structure with respect to the Funds is subject to certain conditions set forth in the SEC exemptive order.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure does not permit any Fund’s investment management fees to increase without shareholder approval.

Shareholders should retain this Supplement for future reference.

This supplement does not constitute a solicitation of any vote or approval. Any such solicitation will be made by a proxy statement containing important information about the proposals, which investors are urged to read carefully in its entirety. The proxy statement is accessible, free of charge, on the SEC’s website at www.sec.gov.

ALLPRSAI-FDP-0615SUP